Summary Prospectus May 1, 2019 Class I and P Shares Equity Long/Short Portfolio
This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.pacificlife.com/PacificSelectFund.html. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Annuity Financial Advisors:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2019, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.
Beginning January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (Pacific Life/PL&A). Instead, the shareholder reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund or Pacific Life/PL&A using one of the phone numbers listed above. You may elect to receive all future reports in paper free of charge. You can inform the Fund or Pacific Life/PL&A that you wish to continue receiving paper copies by using one of the phone numbers listed above. Your election to receive reports in paper will apply to all communications received for all Funds held with Pacific Select Fund.

Investment Goal

This Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	1.15%	1.15%
Service Fee	0.20%	0.00%
Other Expenses	0.07%	0.08%
Total Annual Fund Operating Expenses	1.42%	1.23%
Less Fee Waiver[1]	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses after Fee
Waiver	1.27%	1.08%

[1]	PLFA has agreed to waive 0.15% of its management fee through April 30, 2020. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$129	$435	$762	$1,689
Class P	$110	$375	$661	$1,475

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 0% of the average value of the Fund.

Principal Investment Strategies

This Fund seeks to provide higher risk-adjusted returns with lower volatility than global equity markets, although it is expected to have moderate to high correlation with the performance of those markets. The Fund seeks to generate returns from three sources: 1) long and short equity positions; 2) overall exposure to equity markets; and 3) the active increase and decrease of the Fund’s net exposure to equity markets.

Under normal circumstances, this Fund invests at least 80% of its assets in equity and equity related instruments. Equity instruments include common stock, preferred stock, and depositary receipts. Equity related instruments are investments that provide exposure to the performance of equity instruments, including futures contracts and swaps.

In managing the Fund, the sub-adviser takes long positions in those instruments that, based on proprietary quantitative models, the sub-adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those instruments that the sub-adviser forecasts to be overvalued and likely to decrease in price. Simultaneously engaging in long investing and short selling is designed to reduce the Fund’s net exposure to the general global equity markets compared to a fund invested long only in those markets.

The Fund may use equity related instruments and foreign currency forwards as substitutes for investing in equity securities or currencies and to increase its economic exposure to a particular security, index or currency. At times, the Fund may gain all equity and currency exposure through the use of equity related instruments and foreign currency forwards, and may invest in such instruments without limitation.

The sub-adviser uses derivatives in a way that has a leveraging effect on the Fund. (This means that the derivative positions may expose the Fund to potential gain or loss in an amount that exceeds the amount invested to establish or maintain the derivative contract, often by several times the value of the Fund’s assets.) The Fund’s use of leverage may result in greater price volatility for the Fund than if leverage had not been used. Because the Fund’s use of leverage may be significant, the Fund may experience greater volatility than many other funds.

The Fund may invest in or have exposure to large- and mid-capitalization companies. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. The sub-adviser considers global developed markets to be those countries included in the MSCI World Index (Net). The Fund intends to invest across different countries and geographic regions, but may invest in any one country or geographic region without limit.

The sub-adviser uses the following set of economic indicators to select long and short investments for the Fund based on the sub-adviser’s global security selection and asset allocation models:

• Value indicators identify investments that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.

• Momentum indicators identify investments with strong recent performance.

• Quality indicators identify companies in good business health, including those with strong profitability and stable earnings.

In addition to these three main indicators, the sub-adviser may use a number of quantitative factors based on its proprietary research. The sub-adviser may add or modify the economic indicators employed in selecting investments from time to time.

In the aggregate, the Fund expects to have net long exposure to the equity markets, which the sub-adviser may adjust over time. When the sub-adviser determines that equity market conditions are unfavorable, it may reduce the Fund’s long equity market exposure. Similarly, when the sub-adviser determines that market conditions are favorable, it may increase the Fund’s long equity market exposure.

The Fund is not designed to be market-neutral. The sub-adviser expects that the Fund will have a moderate to high sensitivity to broad global market movements.

The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures contracts.

A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market funds. These cash or cash equivalent holdings serve as collateral for the Fund’s derivative positions and may earn some income for the Fund.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

• Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Derivatives Risk: The Fund’s use of forwards and futures contracts and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, and segregation risk, each of these risks as described in the “Derivatives Risk” disclosure included in the section of the Prospectus entitled “Additional Information About Principal Risks.” Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets, including through depositary receipts, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the

U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Depositary receipts are also subject to these risks. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Investment in Money Market Funds Risk: An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds with a stable net asset value seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in such funds. The share price of money market funds with a floating net asset value might fluctuate, or float, in value and thus it is possible to lose money by investing in such funds.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: The Fund may invest in forwards and futures contracts and swap agreements, including taking short positions, as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Models and Data Risk: Given the complexity of the investments and strategies of the Fund, the sub-adviser relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential losses. If models incorrectly forecast future behavior, the Fund could incur losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

• Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be subject to greater price volatility risk than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

• Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that a Manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. To further assist in performance comparison, the returns of an Equity Long/Short Composite Benchmark are presented, which is comprised of 50% MSCI World Index (Net) and 50% ICE BofA Merrill Lynch US 3-Month Treasury Bill Index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q3 2017: 6.79%; Q2 2018: (8.66%)

Average Annual Total Returns (For the periods ended December 31, 2018)	1 year	Since Inception
Class I (incepted April 27, 2015)	(17.19%)	6.22%
Class P (incepted April 27, 2015)	(17.03%)	6.43%
MSCI World Index (Net) (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	(8.71%)	3.20%
Equity Long/Short Composite Benchmark (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	(3.34%)	2.18%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – AQR Capital Management, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Andrea Frazzini, Principal	Since Inception
Jacques A. Friedman, Principal	Since Inception
Michele L. Aghassi, Principal	Since 2016

Purchase and Sale of Fund Shares

The Fund is offered at net asset value (“NAV”) and is available as an underlying investment option for variable life insurance policies and variable annuity contracts (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The insurance companies then invest in the Fund if you choose it as an investment option, and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products and as applicable certain funds of funds of the Trust, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the distributor for the Fund and for the variable products, may pay broker-dealers or other financial intermediaries for the sale of the variable products and related services, including shareholder servicing. The Fund’s service fee or distribution/service fee, as applicable, which is paid to PSD, can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable product, a share class and/or the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. If offered for the Fund, Class P shares do not pay a service or distribution/service fee to PSD.